Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Mortgage-backed securities held to maturity, at fair value		$ 4,248
Loans receivable, net of allowance for loan losses	$ 860	$ 805
STOCKHOLDERS' EQUITY
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized (in shares)	1,000,000	1,000,000
Preferred stock, shares issued (in shares)	0	0
Preferred stock, shares outstanding (in shares)	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	9,000,000	9,000,000
Common stock, shares issued (in shares)	1,388,625	1,388,625
Common stock, shares outstanding (in shares)	983,821	987,126
Treasury stock, at cost (in shares)	404,804	401,499